Draft February 24, 2019

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	February 25, 2019
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)
Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
216 Airport Drive, Rochester, NH		03867
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (603) 330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

 Item 8 – Other Events

On February 25, 2019, Albany International Corp. (“Albany”) issued a press release to announce that its Board of Directors had voted to appoint Director A. William Higgins as Board Chairman, succeeding Erland E. Kailbourne. A copy of Albany’s news release announcing Mr. Higgins’s election is filed as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1     News Release dated February 25, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: February 25, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release, dated February 25, 2019, issued by Albany International Corp.